UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2025
Ellington Credit Company
(Exact name of registrant specified in its charter)

Delaware	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)
Registrant's telephone number, including area code: (203) 698-1200
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value per share	EARN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE
As previously disclosed, on March 29, 2024, the Board of Trustees (the "Board") of Ellington Credit Company (the "Fund") unanimously approved a strategic transformation of the Fund's investment strategy to focus on corporate collateralized loan obligations ("CLOs"). In connection with this transformation, the Fund: (i) revoked its election to be treated as a real estate investment trust for U.S. federal income tax purposes, effective January 1, 2024; (ii) changed its name to Ellington Credit Company from Ellington Residential Mortgage REIT; and (iii) held a special meeting of shareholders on January 17, 2025 (the "Special Meeting"). At the Special Meeting, shareholders of the Fund approved certain proposals (the "Conversion Proposals"), previously approved by the Board, to enable the Fund to convert to a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which is to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (namely, to convert to a "Closed-End Fund/RIC"). The Conversion Proposals included approval of the Investment Advisory Agreement (as defined below), a change in the Fund's legal form from a Maryland real estate investment trust to a Delaware statutory trust (the "Redomicile"), and approval of the Declaration of Trust (as defined below). On April 1, 2025 (the "Conversion Date"), the Fund filed a Notification of Registration pursuant to Section 8(a) of the 1940 Act filed Form N-8A and a Registration Statement on Form N-2 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC"), thereby completing its conversion to a Closed-End Fund/RIC (together, the "Conversion"). The Registration Statement contains a description of the Fund’s investment objective, principal investment strategies, risk factors and other information following the Conversion.
Item 1.01 Entry into a Material Definitive Agreement.
Investment Advisory Agreement
In accordance with the foregoing, on the Conversion Date, the Fund and Ellington Credit Company Management LLC (the "Adviser" or the "Manager") entered into an Investment Advisory Agreement (the "Investment Advisory Agreement").
The Investment Advisory Agreement replaces the Existing Management Agreement (as defined below). Pursuant to the Investment Advisory Agreement, the Fund will pay the Adviser a quarterly fee (the "Base Management Fee") equal to 1.50% per annum of the Fund's Net Asset Value (as defined below), prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter, and calculated and payable quarterly in arrears.
In addition to the Base Management Fee, pursuant to the Investment Advisory Agreement, the Fund will pay the Adviser a performance fee (the "Performance Fee"). The Performance Fee is calculated and payable quarterly in arrears based upon the Fund's Pre-Performance Fee Net Investment Income (as defined below) with respect to each fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's common equity, equal to 2.00% per quarter (i.e. 8.00% per annum), and is subject to a "catch-up" feature. Specifically:
•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter does not exceed the Hurdle Amount (as defined below) for such quarter, then no Performance Fee is payable to the Manager with respect to such quarter;
•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the "Catch-Up") is payable to the Manager as the Performance Fee with respect to such quarter. Therefore, once the Fund’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Manager will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Manager during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and
•If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of the Fund’s Pre-Performance Fee Net Investment Income is payable to the Manager as the Performance Fee with respect to such quarter.
With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.
The Investment Advisory Agreement has the following definitions:
"Hurdle Amount" for any fiscal quarter means the result obtained by multiplying the Net Asset Value of Common Equity at the end of the immediately preceding fiscal quarter by the Hurdle Rate. The Hurdle Amount will be appropriately adjusted for any common share issuances or repurchases during the fiscal quarter.

"Hurdle Rate" means 2.00% per quarter, or 8.00% per annum. The Hurdle Rate will be appropriately prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter.
"Net Asset Value" means the figure that is equal to the total assets of the Fund minus its total liabilities.
“Net Asset Value of Common Equity” means the portion of Net Asset Value attributable to common equity.
"Pre-Performance Fee Net Investment Income" for any fiscal quarter means interest income (including accretions of discounts, amortization of premiums, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Fund during such fiscal quarter, minus the Fund’s operating expenses for such quarter (which, for this purpose, will not include any litigation-related expenses, any extraordinary expenses, or Performance Fee). Pre-Performance Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with a total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the total return swap counterparty. In the case of an interest rate swap, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments.
The Investment Advisory Agreement has an initial term expiring on April 1, 2027, unless terminated earlier in accordance with its terms. Thereafter, the Investment Advisory Agreement will continue in effect from year to year, so long as such continuance shall be approved at least annually by (a) the vote of the Fund’s Board, or by the vote of a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Fund’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.
The foregoing description of the Investment Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this "Current Report") and is incorporated herein by reference.
Administration Agreement
In connection with the Conversion, on the Conversion Date, the Fund and Ellington Credit Company Administration LLC (the "Administrator") entered into an Administration Agreement (the "Administration Agreement").
Pursuant to the Administration Agreement, the Administrator will furnish the Fund with certain services, including office facilities, equipment and clerical, bookkeeping and record keeping services and the Administrator will also perform, or oversee the performance of, its required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports for its shareholders. In addition, the Administrator will assist the Fund in determining and publishing its Net Asset Value, oversee the preparation and filing of the Fund's tax returns and print and disseminate reports to the Fund's shareholders, as well as oversee the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by other parties.
In exchange for the services rendered under the Administration Agreement, the Fund will pay the Administrator an amount equal to the Fund's allocable portion of the Administrator’s costs and expenses incurred in performing its obligations and providing personnel (including wages, salaries, bonuses and related payroll expenses) under the Administration Agreement, including rent, office supplies, the fees and expenses associated with performing compliance functions, as well as the Fund’s allocable portion of the costs of compensation and related expenses of the Fund’s Chief Financial Officer, Chief Operating Officer, and their respective support staff.
The Administration Agreement has an initial term expiring on April 1, 2027, unless terminated earlier in accordance with its terms. Thereafter, the Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board or the vote of a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Fund’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party.
The foregoing description of the Administration Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Administration Agreement, which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Dividend Reinvestment Plan
In connection with the Conversion, on the Conversion Date the Fund adopted a Dividend Reinvestment Plan (the "DRP") to be administered by Equiniti Trust Company, LLC as plan agent (the "Plan Agent"), pursuant to an agreement adopted on the Conversion Date. The DRP will apply to all dividends announced after the Conversion Date.
Under the DRP, the Fund’s cash dividends and/or distributions (collectively, the “Dividends”), after deducting any applicable U.S. withholding taxes, will be automatically reinvested in additional shares of the same class to which the Dividends relate.
Shareholders will automatically participate in the DRP unless they opt out by notifying the Plan Agent via telephone, in writing, or through the Plan Agent’s online portal. An opt-out election must be received by the Plan Agent before the record date of a given Dividend for such election to be effective for that Dividend. Shareholders holding shares through a nominee (e.g., a broker) must contact their nominee to make such elections. Shareholders who opt out will receive Dividends in cash.
Under the DRP, whenever the Fund pays a Dividend, the Plan Agent will reinvest such Dividends for participating Shareholders in newly issued shares of the Fund at a price per share equal to 95% of the market price per share at the close of regular trading on the New York Stock Exchange (the "NYSE") on the Dividend payment date (or, if no sale is reported that day, the average of the last bid and ask prices reported by the NYSE). While the Fund generally intends to issue new shares under the DRP, the Board reserves the right to authorize the purchase of shares in the open market in connection with the DRP.
The foregoing description of the DRP does not purport to be complete and is qualified in its entirety by reference to the full text of the DRP, which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
On March 31, 2025, the Manager sent notice (the "Termination Notice") to the Fund terminating the Sixth Amended and Restated Management Agreement, dated as of June 25, 2024, between the Fund and the Manager (the "Existing Management Agreement") pursuant to Section 13(e)(ii) thereof. In accordance with the terms of the Existing Management Agreement, the Manager is not entitled to a Termination Fee (as defined in the Existing Management Agreement) in connection with the termination.
The foregoing description of the Termination Notice does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Notice, which is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
On March 28, 2025, the Fund filed (i) articles of conversion (the “Articles of Conversion”) with the State Department of Assessments & Taxation of Maryland, (ii) a certificate of conversion with the Secretary of State of the State of Delaware (the "Certificate of Conversion"), and (iii) a certificate of trust (the "Certificate of Trust") with the Secretary of State of the State of Delaware, pursuant to which the Redomicile became effective at 6:00 a.m. EST on the Conversion Date (the "Effective Time"). In Connection with the Redomicile, the Fund adopted an Amended and Restated Declaration of Trust (the "Declaration of Trust") and Amended and Restated By-Laws (the "By-Laws").
At the Effective Time, each outstanding common share of the Fund, without any action by the holder thereof, became one common share of the Fund, now domiciled in Delaware. The common shares of the Fund continue to be listed for trading on the NYSE under the symbol “EARN.”
Prior to the Effective Time, the rights of shareholders, trustees and officers of the Fund were governed by Maryland law and by the Fund’s Maryland declaration of trust and Maryland bylaws. As a result of the Redomicile, following the Effective Time, the rights of shareholders, trustees and officers of the Fund are now governed by Delaware law, the Declaration of Trust, and the By-Laws. Certain rights of the Fund’s shareholders were changed as a result of the Redomicile. A more detailed summary of the changes to the rights of the Fund’s shareholders is contained in the section entitled “Proposal 1: Approval of a Change in the Company’s Legal Form From a Maryland Real Estate Investment Trust to a Delaware Statutory Trust—Comparison of Shareholder Rights” in the Fund’s definitive proxy statement on Schedule 14A, filed with the SEC on December 19, 2024, which description is incorporated herein by reference.
The foregoing description of the Articles of Conversion, the Certificate of Conversion, the Certificate of Trust, the Declaration of Trust and the By-Laws do not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Conversion, the Certificate of Conversion, the Certificate of Trust, the Declaration of Trust and the By-Laws, respectively, which are filed as Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5, respectively, to this Current Report and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Redomicile
The disclosure set forth above under Item 3.03 (Material Modification to Rights of Security Holders) of this Current Report is incorporated by reference into this section of Item 5.03.
Change in Fiscal Year
In connection with the Conversion, the Fund changed its fiscal year to end on March 31, the day prior to the Conversion, with the Fund’s first full year following Conversion to end on March 31, 2026. Accordingly, the Fund will file the reports required under applicable law based on its new March 31 fiscal year-end.
Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Effective on the Conversion Date, in connection with the Fund becoming an investment company registered under the 1940 Act, the Board adopted a new Code of Ethics for Principal Executive and Senior Financial Officers, which is applicable to the Fund's Chief Executive Officer, Chief Financial Officer and Chief Operating Officer/Treasurer and is available on the Fund’s website at https://www.ellingtoncredit.com, under the “For Investors” tab. The information on the Fund’s website does not constitute part of this Current Report and is not incorporated by reference herein.
Item 8.01. Other Events.
Press Release
On April 1, 2025, the Fund issued a press release announcing the completion of the Conversion. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated into this Item 8.01 by reference.
Change in Tax Year
In connection with the Conversion, the Fund expects to change its tax year to end on March 31, the day prior to the Conversion, with the Fund’s first full tax year following Conversion to end on March 31, 2026. Once such change is processed by the Internal Revenue Service, the Fund will file the tax returns required under applicable law based on its new March 31 tax year-end.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed with this Current Report.

Exhibit	Description
3.1	Articles of Conversion filed with the State Department of Assessments & Taxation of Maryland on March 28, 2025
3.2	Certificate of Conversion filed with the Secretary of State of the State of Delaware on March 28, 2025
3.3	Certificate of Trust filed with the Secretary of State of the State of Delaware on March 28, 2025
3.4	Amended and Restated Declaration of Trust of Ellington Credit Company
3.5	Amended and Restated By-Laws of Ellington Credit Company
10.1	Investment Advisory Agreement, dated April 1, 2025, by and between Ellington Credit Company and Ellington Credit Company Management LLC
10.2	Administration Agreement, dated April 1, 2025, by and between Ellington Credit Company and Ellington Credit Company Administration LLC
10.3	Ellington Credit Company Dividend Reinvestment Plan
10.4	Termination Notice, dated March 31, 2025, from Ellington Credit Company Management LLC to Ellington Credit Company
99.1	Press Release dated April 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS
This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of our investments, market volatility, changes in the default rates on corporate loans, our ability to borrow to finance our assets, changes in government regulations affecting our business, a deterioration in the market for collateralized loan obligations, our ability to adapt to the new regulatory regime associated with our conversion to a closed-end fund/RIC, potential business disruption related to our conversion to a closed-end fund/RIC, the acceptance by the IRS of the proposed change to our tax year, ability to achieve the anticipated benefits of our conversion to a closed-end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, increased tariffs, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to numerous risks and uncertainties, including, among other things, those described under the heading "Risk Factors" in our Registration Statement, which can be accessed through the link to our SEC filings under "For Investors" on our website (at www.ellingtoncredit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports we file with the SEC, and is not possible for us to predict or identify them all. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This communication and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON CREDIT COMPANY

Dated:	April 1, 2025	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer